                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                   Form 8-K

                                CURRENT REPORT



  PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934



                       Date of Report:  February 1, 1996



                                 PACIFIC BELL



A California                   Commission File                 I.R.S. Employer
Corporation                      No. 1-1414                    No. 94-0745535



          140 New Montgomery Street, San Francisco, California 94105




                        Telephone Number (415) 542-9000
































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Form 8-K                                                          Pacific Bell
February 1, 1996



Item 7.  Financial Statement and Exhibits.

         (c) Exhibits:

             The exhibits  listed below relate to Registration No. 33-49477 on
             Form  S-3   of  the  registrant   and  are  filed   herewith  for
             incorporation by reference in such Registration Statement.

             Exhibit
             Number                         Description
             -------                        -----------

                1 Underwriting Agreement dated February 1, 1996 between Pacific Bell and the Underwriter in connection with the 5 7/8% Debentures due February 15, 2006 of Pacific Bell.

                4 Form of certificate of 5 7/8% Debentures due February 15, 2006 of Pacific Bell.































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Form 8-K                                                          Pacific Bell
February 1, 1996





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       PACIFIC BELL



                                    By:  /s/ Marie B. Washington
                                         -------------------------
                                             Marie B. Washington
                                             Assistant Treasurer



February 5, 1996


























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                                 EXHIBIT INDEX

The exhibits listed below relate to Registration No. 33-49477 on Form S-3 of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

     Exhibit
     Number                               Description
     -------                              -----------

         1 Underwriting Agreement dated February 1, 1996 between Pacific Bell and the Underwriters in connection with the 5 7/8% Debentures due February 15, 2006 of Pacific Bell.

         4 Form of certificate of 5 7/8% Debentures due February 15, 2006 of Pacific Bell.








































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